UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        May 10, 2005
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On May 10, 2005, Unocal Corporation announced that it intends to seek proposals to sell its Western Canadian exploration and production assets. The full text of the press release is filed as an exhibit under Item 9.01(c) of this report.

Item 9.01.  Financial Statements and Exhibits.

      (c)  Exhibits.

      99.1 Press Release dated May 10, 2005 entitled, "Unocal proposes to sell Western Canadian upstream assets."


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              UNOCAL CORPORATION
                                              (Registrant)


Date:  May 10, 2005                    By:  /s/John A. Briffett
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                                              John A. Briffett
                                              Vice President and Comptroller